Exhibit 99.2

Light-Duty Truck, and Medium Duty Vehicle Classifications Page 1 of 2
MULLEN AUTOMOTIVE INC.	Executive Order: A-522-0002 New Zero-Emission Vehicles in the Passenger Car, Light-Duty Truck, and Medium Duty Vehicle Classifications Page 1 of 2

Pursuant to the authority vested in California Air Resources Board by Health and Safety Code, Division 26, Part 5, Chapter 2; and pursuant to the authority vested in the undersigned by Health and Safety Code Sections 39515 and 39516 and Executive Order G-19-095;

IT IS ORDERED: The following vehicles produced by the manufacturer are certified as zero-emission vehicles pursuant to Title 13, California Code of Regulations (13 CCR) 1962.2 and the incorporated test procedures.

Production vehicles shall be in all material respects the same as those for which certification is granted.

TEST GROUP INFORMATION
MODEL YEAR	TEST GROUP	VEHICLE TYPE (1)	ZEV TYPE (2)	ZEV FUEL TYPE (3)
2024	RMLAD00.08CU	MDV5	ZEV	LI+

VEHICLE MODEL INFORMATION
MAKE	MODEL	VEHICLE TYPE (1)	ZEV TYPE (2)	ZEV FUEL TYPE (3)	UDDS AER (4) (MILES)	ZEV CREDIT
MULLEN	THREE - URBAN UTILITY	MDV5	ZEV	LI+	110.79	*
13 CCR abc = Title 13, California Code of Regulations, Section abc; HSC xyz = Health and Safety Code Section xyz; * = not applicable

(1)PC: passenger car; LDT: light-duty truck; MDV: medium-duty vehicle; HDV: heavy-duty vehicle; #: pounds; LVW: loaded vehicle weight; ALVW: adjusted loaded vehicle weight, alternately called TW: test weight; GVWR: gross vehicle weight rating

(2)ZEV: zero-emission vehicle; NEV: neighborhood electric vehicle; NEV+: neighborhood electric vehicle meeting 13 CCR 1962.2(d)(5)(F) specifications and requirements
(3)Pb-A: lead-acid battery; NiCd: nickel-cadmium battery; NiMH: nickel-metal hydride battery; Li+: lithium ion battery; FCH2: fuel cell consuming on-board stored hydrogen
(4)UDDS: urban dynamometer driving schedule; AER: all electric range

BE IT FURTHER RESOLVED: The listed vehicle models shall not be equipped with any fuel-fired auxiliary power sources or heaters.

BE IT FURTHER RESOLVED: The listed vehicle models shall comply with 13 CCR 1965 (labeling).

BE IT FURTHER RESOLVED: The listed vehicle models shall be clearly labeled as “low-emission motor vehicle” pursuant to the requirements of HSC 43802(a).

BE IT FURTHER RESOLVED: Because the vehicles certified by this Executive Order have no parts that affect emissions for which there is an applicable emission requirement, the manufacturer is not required to provide an emission control system warranty pursuant to HSC 43205 or 13 CCR 2035 et seq. Notwithstanding the above, the drive train, including battery packs, of the listed vehicle models certified under 13 CCR 1962.2(d)(5)(F) [i.e., NEV+] shall be covered under warranty in compliance with the requirement in 13 CCR 1962.2(d)(5)(F)3.

BE IT FURTHER RESOLVED: Any debit in the manufacturer’s fleet average compliance requirement for NMOG+NOx or Vehicle Equivalent Credit (13 CCR Sections 1961.2(b)(1), 1961.2(b)(3), or 1961.2(c)(3), and the incorporated test procedures, as applicable), or Greenhouse Gas Emissions (13 CCR Section 1961.3, or 17 CCR Section 95663, and the incorporated test procedures, as applicable), for PC, LDT, MDPV or MDV shall be equalized as required.

BE IT FURTHER RESOLVED: As applicable, heavy-duty vehicles (HDV) over 14,000 pounds in GVWR listed in this Executive Order are certified to the requirements in 13 CCR Section 1961.2 applicable to MDV pursuant to 13 CCR Section 1956.8(c)(3) or 13 CCR Section 1956.8(h)(5), as applicable.

Quarterly production reports shall be submitted to the Executive Officer no later than 45 days after the end of each quarter.

Vehicles certified under this Executive Order shall conform to all applicable California emission regulations.

Light-Duty Truck, and Medium Duty Vehicle Classifications Page 1 of 2
MULLEN AUTOMOTIVE INC.	Executive Order: A-522-0002 New Zero-Emission Vehicles in the Passenger Car, Light-Duty Truck, and Medium Duty Vehicle Classifications Page 2 of 2

The Bureau of Automotive Repair will be notified by copy of this Executive Order. Executed on this 24th day of January 2024.

Robin U. Lang, Chief
Emissions Certification and Compliance Division